Filed Pursuant to Rule 497
Registration No. 333-206730

TP FLEXIBLE INCOME FUND, INC.

Supplement No. 3 dated June 20, 2019
to
Prospectus dated April 19, 2019

This Supplement No. 3 dated June 20, 2019 (this “Supplement No. 3”) contains information which amends, supplements or modifies certain information contained in the prospectus of TP Flexible Income Fund, Inc., (the “Company”, “our”, “us” or “we”), dated April 19, 2019 (as previously supplemented and amended, the “Prospectus”). This Supplement No. 3 is a part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission (the “SEC”), and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this Supplement No. 3 have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this Supplement No. 3 and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 42 of the Prospectus before you decide to invest in our common stock.

ADMINISTRATIVE SERVICES

This Supplement No. 3 deletes and replaces in its entirety the five paragraphs below the subheading “Appointment of Sub-Administrators” under “Administrative Services” beginning on page 134 of the Prospectus with the following:

Prospect Administration will have the authority to engage sub-administrators in connection with its provision of our administrative services. At the time the Merger was completed, Prospect Administration engaged TFA Associates, LLC, our former administrator prior to the Merger (“TFA”), as such a sub-administrator. On June 3, 2019, Prospect Administration received notice from TFA that TFA intended to terminate the sub-administration services agreement (the “Sub-Administration Agreement”) it had entered into with our administrator, Prospect Administration. As a result, the Sub-Administration Agreement will terminate effective July 31, 2019. Under the Sub-Administration Agreement, TFA had agreed to provide the following services to Prospect Administration: weekly reporting to Prospect Administration with respect to our daily cash reports, trade settlements and capital raise reports; monthly reporting to Prospect Administration with respect to our dividend payment, interest payment and investment status; quarterly reporting to Prospect Administration with respect to our net asset value, advisory fees and valuation reports; preparing certain annual and quarterly financial statements; and preparing our board of director meeting materials. Following the termination of the Sub-Administration Agreement, Prospect Administration elected to assume and perform the administrative services it had previously delegated to TFA.

In connection with the termination of the Sub-Administration Agreement and Prospect Administration’s assumption of duties previously performed by TFA, effective June 17, 2019, we agreed to amend our Administration Agreement with Prospect Administration (the “Administration Agreement”) to remove certain limits on the reimbursement of the costs and expenses incurred by Prospect Administration. Specifically, under the original Administration Agreement, we agreed to reimburse Prospect Administration for the costs and expenses incurred by Prospect Administration in performing its obligations and providing personnel and facilities under the Administration Agreement; provided that Prospect Administration agreed to limit its compensation for the first year following the date of the Administration Agreement to (i) the costs and expenses incurred by the Administrator in performing its obligations and providing personnel, facilities and overhead hereunder in an amount up to $30,000, plus (ii) the Administrator’s out-of-pocket expenses. This one-year limit on compensation was intended to coincide with the term of the Sub-Administration Agreement and did not include amounts paid thereunder. With the termination of the Sub-Administration Agreement, we agreed to amend the Administration Agreement to eliminate this cap on reimbursement. As amended, we will reimburse Prospect Administration for all of its the costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administration Agreement.